Exhibit 10.2.4


        SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


           THIS SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of August 20, 1997, by and among COLONIAL PROPERTIES TRUST, an Alabama real estate investment trust (the "Company"), Colonial Realty Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and James K. Lowder and Thomas H. Lowder (collectively, the "Lowders").

           WHEREAS, on September 29, 1993, the Company, the Lowders and certain other parties entered into a Registration Rights and Lock-up Agreement (the "Initial Agreement") pursuant to which the Company granted to certain holders of Units (as defined in the Initial Agreement) of the Operating Partnership certain registration rights, and such holders agreed to certain lock-up arrangements;

           WHEREAS, on the date hereof, each of the Lowders will acquire 10,822 Units (the "Additional Units") in connection with the purchase by the Operating Partnership of certain real estate known as Inverness Phase III; and

           WHEREAS, the parties hereto have agreed that, except as stated herein, they and the Additional Units shall be governed by and subject to the Initial Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

           1.   General.

                1(a) Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Initial Agreement.

                1(b) Except as otherwise provided herein, the Lowders and the Company shall have all of the rights and obligations with respect to the Additional Units as are provided for in the Initial Agreement with respect to the Common Shares and Units expressly referred to therein. Nothing in this Agreement shall be deemed to amend, waive, supplement, or otherwise affect the terms of the Initial Agreement.

           2.   Definitions.

           Except as otherwise provided herein,

                2(a) The Additional Units shall be deemed "Units" as that term is defined in the Initial Agreement, and any Common Shares issued upon redemption of Additional Units shall be deemed "Shares" as that term is defined in the Initial Agreement. The Additional Units and any Common Shares issuable upon redemption of Additional Units are referred to herein collectively as "New Securities."

                2(b) Any Common Shares issued or issuable upon the redemption of Additional Units shall be deemed "Registrable Securities" as that term is defined in the Initial Agreement.

                2(c) Each of the Lowders and their permitted successors and assigns shall be deemed a "Holder" as that term is defined in the Initial Agreement and shall be referred to as a Holder herein.

           3.   Lock-up Agreement.

                3(a) Notwithstanding any other provision of this Agreement or the Initial Agreement, each Holder hereby agrees that, except as set forth in
Section 3(b) below, for a period of one year from the date hereof (the "Lock-up Period"), without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any New Securities (the "Lock-up").

                3(b) The following transfers of New Securities shall not be subject to the Lock-up set forth in Section 2(a):

                     (i) a Holder may Dispose of New Securities as a gift or other transfer without consideration;

                     (ii) a Holder who is a natural  person  may  Dispose of New
                Securities to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Holder retain the entire beneficial interest;

                     (iii)a Holder may Dispose of New Securities to any entity that controls, is controlled by, or is under common control with such Holder; and

                     (iv) a Holder may Dispose of New  Securities  pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee.

           In the event a Holder  Disposes of New  Securities  described in this
Section 3(b) (except pursuant to clause (iv) hereof), such New Securities shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such New Securities). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

           4.   Shelf Registration Under the Securities Act.

                Beginning after the expiration of the Lock-up Period, each Holder shall be entitled to offer for sale pursuant to a Registration Statement any Registrable Securities held by the Holder, subject to the terms and conditions, and pursuant to the procedures, specified in Sections 3 and 4 of the Initial Agreement.

           5.   Indemnification; Contribution.

                The parties agree to indemnify and hold harmless, with respect to any registration of Registrable Securities hereunder, to the same extent as specified in Section 5 of the Initial Agreement.

           6.   Rule 144 Sales.

                The Company covenants to undertake all such steps as are specified in Section 6 of the Initial Agreement in order to enable any Holder to sell Common Shares issued or issuable upon redemption of Additional Units pursuant to Rule 144 under the Securities Act.

           7.   Miscellaneous.

                7(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding New Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 3, 4, 5 or 6 hereof shall be effective as against any Holder of New Securities unless consented to in writing by such Holder of New Securities. Notice of any amendment, modification or supplement to this Agreement shall be provided by the Company to each Holder of New Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                7(b) Notices; Counterparts; Headings; Successors and Assigns; Specific Performance; Governing Law. The parties agree to be governed with respect to the subject matter hereof by the provisions set forth in Sections 7(b), 7(c), 7(e), 7(f), 7(g) and 7(h) of the Initial Agreement.

                7(c) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the New Securities and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

Address:

Energen Plaza
2101 6th Avenue North,              COLONIAL PROPERTIES TRUST
Suite 750
Birmingham, Alabama 35202
                                    By:__/s/ Douglas B.
                                    Nunnelley______
                                    Name: Douglas B. Nunnelley
                                    Title:   Senior Vice President
                                    and Secretary

Energen Plaza
2101 6th Avenue North,              COLONIAL REALTY LIMITED
Suite 750                           PARTNERSHIP
Birmingham, Alabama 35202

                                    By:   COLONIAL PROPERTIES
                                    HOLDING COMPANY, INC.,
                                          General Partner

                                          By: _/s/ Douglas B.
                                    Nunnelley___
                                          Name:  Douglas B. Nunnelley
                                          Title:  Senior Vice
                                    President and Secretary
Address:

Energen Plaza
2101 6th Avenue North
Suite 750
Birmingham, Alabama 35202
                                    /s/ James K. Lowder
                                    James K. Lowder

Energen Plaza
2101 6th Avenue North
Suite 750
Birmingham, Alabama 35202
                                    /s/ Thomas H. Lowder
                                    Thomas H. Lowder



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      SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                    Dated as of August 20, 1997

                           by and among

                    COLONIAL PROPERTIES TRUST,

                COLONIAL REALTY LIMITED PARTNERSHIP

                                and

                         JAMES K. LOWDER,

                                and

                         THOMAS H. LOWDER






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